--------------------------------------------------------------------------------
                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

        Date of Report (date of earliest event reported): July 30, 2003


                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            (Exact name of Registrant as specified in its charter)




   Virginia                      32-0045263                   0-50230
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)

Item 12. Results of Operations and Financial Conditions.


1. On July 30, 2003, Friedman, Billings, Ramsey Group, Inc. held a conference call to discuss its earnings for the 2nd Quarter 2003. Friedman, Billings, Ramsey Group, Inc. attaches herewith, as Exhibit 99.1, a script of the prepared statements for the company's Second Quarter 2003 Conference Call.

2. Friedman, Billings, Ramsey Group, Inc. hereby corrects certain information that was incorrectly described in the conference call, in the Question and Answer Section of the call in response to a question from Joe Stieven of Stiffel Nicolaus:

         The approximate allocation of adjustable rate mortgages ("ARMs") in the Company's mortgage-backed security portfolio as of June 30, 2003 is as follows:
             14% in one-one ARMs
             25% in two-one ARMs
             26% in three-one ARMs
             11% in four-one ARMs
             24% in five-one ARMs

Exhibit 99.1: July 30, 2003 Conference Call script.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  August 1, 2003           By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Co-Chairman